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                                                                   Exhibit 10.14

         AMENDMENT NUMBER THREE TO LOAN AND SECURITY AGREEMENT

     This Amendment Number Three to Loan and Security Agreement ("Amendment") is entered into as of May 21, 2003, by and among WELLS FARGO RETAIL FINANCE LLC, a Delaware limited liability company, as Agent and Lender ("WFRF"), as assignee from Foothill Capital Corporation, a California corporation, PNC BANK, NATIONAL ASSOCIATION ("PNC"), as a Lender, and LESLIE'S POOLMART, INC., a Delaware corporation ("Poolmart") and LPM MANUFACTURING, INC., a California Corporation (formerly known as LESLIE'S POOL BRITE, INC.) ("Borrowers"), in light of the following:

     A. Borrowers, WFRF and PNC, by assignment, have previously entered into that certain Loan and Security Agreement, dated as of June 22, 2000, as amended (the "Agreement").

     B. Poolmart proposes to: (1) issue up to $70,000,000 of Series A Notes in exchange for up to $70,000,000 of the Old Notes pursuant to an Exchange Agreement (the "Exchange") and (2) retire the remaining Old Notes on or before August 15, 2003.

     C. Borrowers, WFRF and Lenders desire to further amend the Agreement as provided for and on the conditions herein.

     NOW, THEREFORE, Borrowers, WFRF and Lenders hereby amend and supplement the Agreement as follows:

     1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

     2.   AMENDMENTS AND CONSENT.

          (a) The definition of Indenture in Section 1.1 of the Agreement is amended in its entirety to read as follows:

               "Indenture" means each of the following: (a) that certain Indenture, dated as of June 11, 1997 for Poolmart's Old Notes, between The Bank of New York, as successor by merger to U.S. Trust Company of California, N.A., as Trustee and Poolmart, as issuer, as amended from time to time and (b) that certain Indenture, dated as of May 21, 2003 for Poolmart's Series A Notes between The Bank of New York, as Trustee and Poolmart, as issuer, as amended from time to time."

          (b) Section 1.1 of the Agreement is amended by adding the following definitions:

               "Old Notes" means Poolmart's 10.375% Senior Notes due 2004.

               "Series A Notes" means Poolmart's 10.375% Series A Notes due July 15, 2008.

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          (c)  Agent and Lenders consent to (a) the issuance of the Series A
Notes, (b) the Exchange and (c) the retiring of the remaining Old Notes on or before August 15, 2003.

     3. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby affirms to WFRF and Lenders that all of such Borrower's representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

     4. NO DEFAULTS. Borrowers hereby affirm to WFRF and Lenders that no Event of Default has occurred and is continuing as of the date hereof.

     5. CONDITION PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon receipt by WFRF of an executed copy of this Amendment.

     6. COSTS AND EXPENSES. Borrower shall pay to WFRF all of WFRFs out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

     7. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

     8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                         WELLS FARGO RETAIL FINANCE LLC,
                                         a Delaware limited liability company,
                                         as assignee from Foothill
                                         Capital Corporation


                                         By: /s/
                                             -----------------------------------
                                         Title: Vice President
                                                --------------------------------

                                         PNC BANK, NATIONAL ASSOCIATION


                                         By: /s/ Ilene Silberman
                                             -----------------------------------
                                         Title: Vice President
                                                --------------------------------

                                         LESLIE'S POOLMART, INC.,
                                         a Delaware corporation


                                         By: /s/ Donald J. Anderson
                                             -----------------------------------
                                         Title: EVP and CFO
                                                --------------------------------

                                         LPM MANUFACTURING, INC.,
                                         a California corporation (formerly
                                         known as LESLIE'S POOL BRITE, INC.)


                                         By: /s/ Lawrence H. Hayward
                                             -----------------------------------
                                         Title: President and CEO
                                                --------------------------------

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